UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2023

Date of reporting period:	August 1, 2022 – January 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

George Putnam Balanced Fund

Semiannual report
1 | 31 | 23

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Semiannual report
1 | 31 | 23

Message from the Trustees

March 14, 2023

Dear Fellow Shareholder:

Stock and bond markets rose in early 2023 as inflation continued to ease and the U.S. Federal Reserve moderated its interest-rate increases. Investors showed optimism that the Fed might slow the economy and reduce inflation without causing a recession. Still, caution may be warranted. While the Fed has reduced the size of its interest-rate increases, it also signaled that more rate hikes are likely if concerns persist about a resurgence in inflation.

Putnam’s investment teams believe a recession is possible this year or next. However, they also are finding what they believe to be attractive investment opportunities in a range of asset classes, including stocks and taxable and tax-exempt bonds. As active researchers, our teams analyze interest-rate and credit risks as they seek out investments for your fund. They also consider how stocks and bonds are likely to perform in uncertain economic conditions.

Thank you for investing with Putnam.

George Putnam Balanced Fund was introduced in 1937, at a time when many investors considered the stock market to be risky. Named for the founder of Putnam Investments, the fund offered an innovative concept for the time — a diversified portfolio with bonds to balance the risk of stocks.

A balanced approach, grounded in research

The fund’s classic balanced approach continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

2 George Putnam Balanced Fund

Experienced managers pursue a broad range of opportunities.

The fund’s typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Kate Lakin pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund’s fixed income investments, Andrew Benson assembles a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 5 and pages 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

† The fund’s benchmarks, the George Putnam Blended Index and the S&P 500 Index, were introduced on 12/31/78 and 12/31/69, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

4 George Putnam Balanced Fund

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/23. See page 4 and pages 11–14 for additional fund performance information. Index descriptions can be found on pages 17–18.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

George Putnam Balanced Fund 5

Please describe investing conditions during the reporting period.

Stocks and bonds faced multiple macro-driven headwinds during the period. High inflation, rising interest rates, supply chain disruptions, and the Russia-Ukraine War weighed on investor sentiment.

To help tame multidecade-high inflation, the U.S. Federal Reserve and other global central banks raised interest rates more aggressively early in the period. Business spending declined as borrowing rates increased. U.S. home sales, which had peaked during the pandemic, began to moderate. Investors feared that the Fed’s hawkish interest-rate policy would tip the U.S. economy into a recession.

By November 2022, the pace of inflation, as measured by the Consumer Price Index [CPI], showed signs of easing. The Fed started to pare back its interest-rate hikes in December 2022. As of February 1, 2023, the federal funds rate reached 4.50%–4.75%, its highest level since October 2007.

Positive corporate earnings results and the prospect of lower interest rates helped lift stock performance later in the period. U.S. stocks

6 George Putnam Balanced Fund

Allocations are shown as a percentage of the fund’s net assets as of 1/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 1/31/23. Short-term investments and derivatives, if any, are excluded. Summary information may differ from the portfolio schedule included in the financial statements due the use of different classifications of securities for presentation purposes. Holdings may vary over time.

George Putnam Balanced Fund 7

returned –0.44%, as measured by the S&P 500 Index, for the reporting period. Bond losses also narrowed over the period. Investment-grade [IG] corporate bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned –2.37%.

Corporate credit spreads tightened as risk sentiment improved. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury rose from 2.67% at the start of the period to 3.52% at period-end.

How did the fund perform for the reporting period?

The fund returned –0.76%, outperforming the fund’s primary benchmark, the George Putnam Blended Index, which returned –0.97%.

What were some stocks that helped fund performance during the reporting period?

NVIDIA, a U.S.-based software firm, was the top equity contributor to fund performance. NVIDIA designs and sells graphics processing units [GPUs] to industries such as gaming and entertainment, automotive, computing, and robotics. The company’s GPUs power everything from gaming consoles and autonomous cars to cryptocurrencies like Bitcoin.

During the period, the global semiconductor industry started to emerge from a cyclical downturn, which provided a tailwind for NVIDIA’s stock. Over the long run, we believe NVIDIA will be a key beneficiary of new generative artificial intelligence [AI] workloads such as ChatGPT. NVIDIA’s GPUs provide the enabling technology to power innovative AI applications. NVIDIA’s stock rose as ChatGPT gained media attention following its launch in November 2022.

Oracle, the world’s largest database management company, was another top equity performer. Oracle’s cloud-based products, which include infrastructure and platform software-as-a-service offerings, have reached critical mass, in our view. Launched in 2016, Oracle’s cloud-based services now generate one-third of the company’s total revenues. Growth in Oracle’s cloud-based revenues helped to offset a decline in the company’s legacy business, which includes on-premises software and hardware. Oracle’s stock price rose on the company’s strengthening fundamentals.

What were some stocks that detracted from fund performance during the reporting period?

Amazon.com, the global e-commerce retailer, was the top equity detractor from fund performance. After soaring during the pandemic, revenues from its cloud computing platform, Amazon Web Services, began to slow. Inflation and supply chain disruptions further squeezed Amazon’s profit margins. Amazon reported negative free cash flows for calendar 2022, which dampened investor interest in the stock. We believe if inflation eases further, the stock will rebound.

Our decision not to own JPMorgan Chase & Co., a leading global financial services firm, modestly detracted from results. The stock performed well as investors became more risk averse. A strong financial franchise with a solid management team, JPMorgan had a valuation that was appropriately priced, in our view. The stock traded at a higher valuation than its peers and the sector. Our approach focuses on identifying differentiated insights at attractive valuations. As such, we have preferred exposure to names such as Apollo Global Management and Prudential, both of which were positive contributors during the period.

8 George Putnam Balanced Fund

How were derivatives used during the reporting period?

We used forward currency contracts to help hedge foreign exchange risk. We also used futures to equitize cash.

How did the fund’s bond allocations perform during the period?

The fund’s bond allocation in the portfolio outperformed the Bloomberg U.S. Aggregate Bond Index by nearly 100 basis points during the period. The bond portfolio’s exposure to U.S. IG corporate credit was additive to performance, led by our positioning in the financials sector. Security selection within the industrials and utilities sectors also added to results, albeit to a lesser degree. Additionally, our tactical mortgage basis positioning [which seeks to capitalize on the difference between longer-term U.S. Treasury yields and the interest rates on 30-year home mortgages] boosted returns. We strategically positioned the bond portfolio to take advantage of fluctuating mortgage rates as they tightened or widened relative to Treasuries during the reporting period.

What is your outlook for bond markets?

We expect continued Treasury rate volatility this year. Given the surge of higher interest rates and those already priced into the market, we expect Treasury rates to stabilize or rally periodically if growth concerns escalate in calendar 2023.

While we see pockets of idiosyncratic opportunity, we have a cautious outlook on U.S. corporate credit with an expectation for elevated volatility. High inflation, central bank tightening, slowing growth, and geopolitical impacts on energy supplies remain considerable headwinds to both fundamentals and market technicals [supply/demand metrics], in our view. However, we believe that we may be nearing a point in the coming months where the Fed’s interest-rate hiking cycle will start to wind down.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

George Putnam Balanced Fund 9

We believe that corporate fundamentals, while strong, have likely peaked as higher interest rates and slower growth weighed on financial conditions. We believe technicals are improving modestly as domestic flows have turned positive in 2023. However, elevated foreign exchange hedging costs remain an overhang on the market, in our view. We believe valuations are trending in neutral territory with investment-grade spreads trading near long-term averages. We believe valuations are somewhat more attractive compared with last year. Credit spreads do not reflect near-term recessionary risks, in our view.

Risks to our outlook include policy missteps from global central banks; a more severe slowdown or recession than the market anticipates; ongoing supply chain disruptions; commodity price volatility; heightened geopolitical tensions; and the impact of a surge in Covid-19 cases.

What is your outlook for the economy and the fund?

Last year was very challenging for financial markets and all asset classes. While 2022 is behind us, we expect market volatility will continue until inflation is better understood and central banks become less hawkish.

On the positive side, commodity prices are moving off their highs, supply chains are easing, inventories of goods are piling up, and the U.S. housing market is slowing. These conditions help to de-escalate inflation, in our view. Still, we believe it will take some time before this is reflected in macroeconomic data.

Some data, including CPI, has shown a decline in the pace of inflation. Yet, inflation remains very high, and it has persisted longer than expected. In our view, the Fed seems intent on raising interest rates and keeping them higher for longer than most investors anticipate. Whether or not the Fed will reduce rates depends on a further reduction in inflation and an increase in unemployment, in our view.

As we enter calendar 2023, we remain optimistic. Many sectors and industries that were devastated two years ago, at the start of the pandemic, are now thriving, in our view. We believe that many stocks and bonds will rebound if the Fed slows interest-rate hikes further.

For the fund, we continue to use deep fundamental research to evaluate businesses in the context of macroeconomic challenges. We invest in companies that we believe can weather macro-driven risks and will rebound as conditions shift in calendar 2023. The fund’s portfolio represents our best ideas that we believe will outperform the primary benchmark over the long run.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective November 2022, the fund increased its quarterly distribution rate for class A shares from $0.041 to $0.055, as a result of higher levels of income earned by the portfolio. Similar increases were made to other share classes.

10 George Putnam Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2023, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 1/31/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (11/5/37)
Before sales charge	8.56%	7.99%	6.24%	4.94%	–8.01%	–0.76%
After sales charge	8.48	7.35	4.99	2.89	–13.30	–6.47
Class B (4/27/92)
Before CDSC	8.45	7.34	5.45	4.16	–8.72	–1.13
After CDSC	8.45	7.34	5.13	3.26	–13.19	–5.97
Class C (7/26/99)
Before CDSC	8.48	7.34	5.43	4.14	–8.76	–1.15
After CDSC	8.48	7.34	5.43	4.14	–9.65	–2.12
Class M (12/1/94)
Before sales charge	7.85	7.45	5.71	4.42	–8.50	–0.98
After sales charge	7.80	7.07	4.96	3.19	–11.70	–4.44
Class R (1/21/03)
Net asset value	8.29	7.72	5.97	4.69	–8.24	–0.87
Class R5 (12/2/13)
Net asset value	8.65	8.28	6.52	5.21	–7.76	–0.57
Class R6 (12/2/13)
Net asset value	8.66	8.36	6.61	5.30	–7.74	–0.59
Class Y (3/31/94)
Net asset value	8.65	8.27	6.51	5.21	–7.78	–0.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

George Putnam Balanced Fund 11

Comparative annualized index returns For periods ended 1/31/23

	Life of fund	10 years	5 years	3 years	1 year	6 months
George Putnam Blended
Index†	—*	8.48%	6.64%	5.67%	–7.68%	–0.97%
Bloomberg U.S. Aggregate
Bond Index	—*	1.43	0.86	–2.35	–8.36	–2.37
S&P 500 Index	—*	12.68	9.54	9.88	–8.22	–0.44
Lipper Balanced Funds
category median ‡	—*	5.76	3.94	3.95	–7.19	1.04

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmarks, the George Putnam Blended Index and the S&P 500 Index, were introduced on 12/31/78 and 12/31/69, respectively; the Bloomberg U.S. Aggregate Bond Index was introduced on 12/31/75; and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year, periods ended 1/31/23, there were 437, 433, 399, 379, and 292, respectively, in this Lipper category.

12 George Putnam Balanced Fund

Fund price and distribution information For the six-month period ended 1/31/23

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	2		1	2	2		2	2	2	2
Income	$0.096		$0.015	$0.019	$0.046		$0.064	$0.114	$0.131	$0.121
Capital gains
Long-term
gains	0.400		0.400	0.400	0.400		0.400	0.400	0.400	0.400
Short-term
gains	—		—	—	—		—	—	—	—
Total	$0.496		$0.415	$0.419	$0.446		$0.464	$0.514	$0.531	$0.521
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/22	$21.02	$22.30	$20.68	$20.75	$20.63	$21.38	$20.92	$21.31	$21.13	$21.12
1/31/23	20.35	21.59	20.02	20.08	19.97	20.69	20.26	20.66	20.46	20.46
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	1.08%	1.02%	0.30%	0.34%	0.62%	0.60%	0.73%	1.30%	1.41%	1.31%
Current
30-day
SEC yield[2]	N/A	1.50	0.86	0.86	N/A	1.07	1.35	1.85	1.91	1.83

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

George Putnam Balanced Fund 13

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 12/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (11/5/37)
Before sales charge	8.50%	7.81%	5.85%	3.39%	–15.92%	0.79%
After sales charge	8.43	7.18	4.60	1.37	–20.76	–5.01
Class B (4/27/92)
Before CDSC	8.40	7.17	5.06	2.62	–16.56	0.39
After CDSC	8.40	7.17	4.75	1.73	–20.65	–4.52
Class C (7/26/99)
Before CDSC	8.43	7.17	5.06	2.62	–16.57	0.36
After CDSC	8.43	7.17	5.06	2.62	–17.39	–0.62
Class M (12/1/94)
Before sales charge	7.79	7.28	5.33	2.89	–16.34	0.55
After sales charge	7.75	6.90	4.58	1.67	–19.27	–2.97
Class R (1/21/03)
Net asset value	8.23	7.54	5.58	3.12	–16.16	0.58
Class R5 (12/2/13)
Net asset value	8.60	8.11	6.13	3.66	–15.70	0.92
Class R6 (12/2/13)
Net asset value	8.61	8.19	6.22	3.74	–15.67	0.91
Class Y (3/31/94)
Net asset value	8.60	8.09	6.12	3.67	–15.72	0.91

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/22	0.94%	1.69%	1.69%	1.44%	1.19%	0.71%	0.61%	0.69%
Annualized expense ratio
for the six-month period
ended 1/31/23	0.96%	1.71%	1.71%	1.46%	1.21%	0.72%	0.62%	0.71%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

14 George Putnam Balanced Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/22 to 1/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.82	$8.57	$8.57	$7.32	$6.07	$3.62	$3.12	$3.57
Ending value (after expenses)	$992.40	$988.70	$988.50	$990.20	$991.30	$994.30	$994.10	$994.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/23, use the following calculation method. To find the value of your investment on 8/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.89	$8.69	$8.69	$7.43	$6.16	$3.67	$3.16	$3.62
Ending value (after expenses)	$1,020.37	$1,016.59	$1,016.59	$1,017.85	$1,019.11	$1,021.58	$1,022.08	$1,021.63

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

George Putnam Balanced Fund 15

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

16 George Putnam Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500® Index and 40% of which is the Bloomberg U.S. Aggregate Bond Index.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Balanced Fund 17

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

18 George Putnam Balanced Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2023, Putnam employees had approximately $478,000,000 and the Trustees had approximately $64,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

George Putnam Balanced Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 George Putnam Balanced Fund

The fund’s portfolio 1/31/23 (Unaudited)

COMMON STOCKS (61.6%)*	Shares	Value
Automotive (1.2%)
General Motors Co.	44,661	$1,756,071
Hertz Global Holdings, Inc. † S	77,751	1,401,073
Tesla, Inc. †	60,132	10,416,065
United Rentals, Inc. †	12,495	5,509,670
		19,082,879
Basic materials (2.3%)
Agnico-Eagle Mines, Ltd. (Canada)	63,732	3,599,130
Alamos Gold, Inc. Class A (Canada)	254,238	2,806,788
Avery Dennison Corp.	14,053	2,662,200
Corteva, Inc.	82,473	5,315,385
CRH PLC ADR (Ireland) S	61,797	2,909,403
DuPont de Nemours, Inc.	97,606	7,217,964
Eastman Chemical Co.	33,890	2,988,081
Linde PLC	3,817	1,263,198
PPG Industries, Inc.	24,985	3,256,545
Sherwin-Williams Co. (The)	21,400	5,063,026
		37,081,720
Capital goods (3.5%)
Berry Global Group, Inc.	32,696	2,018,324
Boeing Co. (The) †	7,035	1,498,455
Deere & Co.	6,829	2,887,574
Emerson Electric Co.	35,318	3,186,390
Honeywell International, Inc.	40,011	8,341,493
Ingersoll Rand, Inc.	75,940	4,252,640
Johnson Controls International PLC	128,372	8,930,840
Northrop Grumman Corp.	16,463	7,376,083
Otis Worldwide Corp.	110,159	9,058,375
Raytheon Technologies Corp.	95,211	9,506,812
		57,056,986
Commercial and consumer services (2.4%)
Adyen NV (Netherlands) †	1,522	2,300,883
Aramark	59,140	2,633,504
Booking Holdings, Inc. †	3,879	9,441,874
Mastercard, Inc. Class A	63,560	23,555,336
PayPal Holdings, Inc. †	22,551	1,837,681
		39,769,278
Communication services (1.2%)
American Tower Corp. R	9,543	2,131,811
Charter Communications, Inc. Class A †	10,280	3,950,707
T-Mobile US, Inc. †	91,885	13,719,349
		19,801,867
Computers (3.3%)
Apple, Inc.	309,034	44,590,516
CDW Corp./DE	50,880	9,974,006
		54,564,522
Conglomerates (0.1%)
General Electric Co.	19,793	1,592,941
		1,592,941

George Putnam Balanced Fund 21

COMMON STOCKS (61.6%)* cont.	Shares	Value
Consumer (0.1%)
4Front Ventures Corp. †	4,194,781	$1,040,725
		1,040,725
Consumer staples (4.2%)
Altria Group, Inc.	46,055	2,074,317
Chipotle Mexican Grill, Inc. †	2,936	4,833,772
Coca-Cola Co. (The)	186,576	11,440,840
Constellation Brands, Inc. Class A	4,859	1,124,956
Costco Wholesale Corp.	12,858	6,572,238
McCormick & Co., Inc. (non-voting shares)	29,377	2,206,800
Netflix, Inc. †	18,896	6,686,539
PepsiCo, Inc.	88,261	15,094,396
Procter & Gamble Co. (The)	127,830	18,200,435
Sea, Ltd. ADR (Singapore) † S	26,351	1,698,322
		69,932,615
Electronics (2.8%)
Advanced Micro Devices, Inc. †	143,057	10,750,734
NVIDIA Corp.	108,969	21,289,274
Qualcomm, Inc.	82,943	11,048,837
Vontier Corp.	156,178	3,596,779
		46,685,624
Energy (3.7%)
Cenovus Energy, Inc. (Canada)	716,052	14,304,357
ConocoPhillips	59,400	7,239,078
Diamond Offshore Drilling, Inc. †	579,257	6,638,285
Enphase Energy, Inc. †	1,532	339,154
Exxon Mobil Corp.	225,978	26,215,708
Shell PLC (London Exchange) (United Kingdom)	219,959	6,460,690
		61,197,272
Financials (7.5%)
AIA Group, Ltd. (Hong Kong)	462,200	5,219,399
Apollo Global Management, Inc.	148,675	10,523,217
Assured Guaranty, Ltd.	177,979	11,141,485
AXA SA (France)	185,659	5,787,631
Bank of America Corp.	273,266	9,695,478
Charles Schwab Corp. (The)	130,459	10,100,136
Citigroup, Inc.	296,005	15,457,381
Gaming and Leisure Properties, Inc. R	138,606	7,423,737
Goldman Sachs Group, Inc. (The)	44,572	16,304,883
KKR & Co., Inc.	139,779	7,801,066
Prudential PLC (United Kingdom)	521,784	8,646,617
Quilter PLC (United Kingdom)	1,876,788	2,241,387
Silvergate Capital Corp. Class A † S	45,216	643,876
Visa, Inc. Class A	44,851	10,325,149
Vornado Realty Trust R S	82,743	2,018,102
		123,329,544
Gaming and lottery (0.1%)
Penn Entertainment, Inc. † S	66,150	2,345,018
		2,345,018

22 George Putnam Balanced Fund

COMMON STOCKS (61.6%)* cont.	Shares	Value
Health care (9.4%)
Abbott Laboratories	48,171	$5,325,304
AbbVie, Inc.	38,597	5,702,707
Alkermes PLC †	125,509	3,594,578
Ascendis Pharma A/S ADR (Denmark) † S	30,341	3,764,711
Avantor, Inc. †	102,463	2,448,866
Becton Dickinson and Co.	14,286	3,603,215
Bio-Rad Laboratories, Inc. Class A †	7,588	3,547,086
Biogen, Inc. †	11,424	3,323,242
Boston Scientific Corp. †	130,310	6,026,838
Cigna Corp.	51,197	16,212,554
Danaher Corp.	26,129	6,907,985
Dexcom, Inc. †	26,406	2,827,819
Elevance Health, Inc.	3,483	1,741,465
Eli Lilly and Co.	27,662	9,519,877
Humana, Inc.	6,467	3,309,164
Illumina, Inc. †	2,237	479,165
Innoviva, Inc. †	300,790	3,804,994
Intuitive Surgical, Inc. †	17,999	4,422,174
Johnson & Johnson	63,539	10,383,543
McKesson Corp.	23,325	8,832,711
Medtronic PLC	7,888	660,147
Merck & Co., Inc.	100,017	10,742,826
Pfizer, Inc.	114,595	5,060,515
Regeneron Pharmaceuticals, Inc. †	1,937	1,469,156
Thermo Fisher Scientific, Inc.	16,175	9,225,088
UnitedHealth Group, Inc.	39,285	19,610,679
Zoetis, Inc.	13,653	2,259,435
		154,805,844
Homebuilding (0.6%)
PulteGroup, Inc.	168,861	9,606,502
		9,606,502
Lodging/Tourism (0.3%)
Hilton Worldwide Holdings, Inc.	37,264	5,406,634
		5,406,634
Media (0.3%)
Walt Disney Co. (The) †	44,710	4,850,588
		4,850,588
Publishing (0.3%)
S&P Global, Inc.	11,997	4,498,155
		4,498,155
Retail (5.2%)
Amazon.com, Inc. †	284,553	29,345,951
Bath & Body Works, Inc.	25,282	1,163,225
BJ’s Wholesale Club Holdings, Inc. †	14,360	1,040,669
CarMax, Inc. † S	38,478	2,710,775
Home Depot, Inc. (The)	66,384	21,519,701
Lululemon Athletica, Inc. (Canada) †	3,964	1,216,472
Nike, Inc. Class B	28,819	3,669,523

George Putnam Balanced Fund 23

COMMON STOCKS (61.6%)* cont.	Shares	Value
Retail cont.
O’Reilly Automotive, Inc. †	5,903	$4,677,242
Target Corp.	37,279	6,417,207
TJX Cos., Inc. (The)	27,196	2,226,265
Walmart, Inc.	77,822	11,196,251
Warby Parker, Inc. Class A † S	31,530	509,210
		85,692,491
Semiconductor (0.6%)
Applied Materials, Inc.	86,644	9,659,940
		9,659,940
Software (5.3%)
Intuit, Inc.	23,818	10,067,154
Microsoft Corp.	220,253	54,580,896
Oracle Corp.	257,937	22,817,107
		87,465,157
Technology services (3.7%)
Alphabet, Inc. Class A †	383,754	37,930,245
Meta Platforms, Inc. Class A †	67,734	10,090,334
salesforce.com, Inc. †	72,831	12,233,423
		60,254,002
Textiles (0.1%)
Levi Strauss & Co. Class A	68,924	1,268,202
		1,268,202
Transportation (1.5%)
CSX Corp.	93,824	2,901,038
FedEx Corp.	19,669	3,813,032
Southwest Airlines Co.	92,926	3,323,963
Union Pacific Corp.	73,679	15,044,515
		25,082,548
Utilities and power (1.9%)
Ameren Corp.	39,811	3,458,382
Constellation Energy Corp.	12,939	1,104,473
Exelon Corp.	153,748	6,486,628
NextEra Energy, Inc.	62,404	4,657,211
NRG Energy, Inc.	391,880	13,410,134
PG&E Corp. †	184,226	2,929,193
		32,046,021
Total common stocks (cost $780,487,802)		$1,014,117,075

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (8.1%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.1%)
Government National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 2/20/49 to 10/20/49	$1,336,265	$1,355,723
4.50%, with due dates from 3/20/49 to 10/20/49	380,415	380,101
4.00%, 4/15/43	1,842,808	1,807,793
3.50%, with due dates from 11/15/47 to 4/20/51	10,148,218	9,629,585
3.00%, with due dates from 7/20/46 to 11/20/46	22,998,292	21,482,559
2.00%, 1/20/51	1,749,632	1,471,746
		36,127,507

24 George Putnam Balanced Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (8.1%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations (6.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	$566	$591
4.50%, 8/1/52	1,987,499	1,968,952
4.00%, with due dates from 7/1/42 to 7/1/49	2,693,163	2,651,445
3.50%, with due dates from 12/1/42 to 4/1/43	255,328	246,555
3.00%, with due dates from 3/1/43 to 2/1/47	1,060,487	983,332
2.50%, with due dates from 7/1/50 to 2/1/51	1,391,801	1,235,584
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	689,829	716,551
5.00%, with due dates from 8/1/33 to 10/1/52	1,191,538	1,206,306
4.50%, with due dates from 5/1/48 to 2/1/49	1,763,964	1,777,823
4.00%, with due dates from 9/1/45 to 4/1/49	2,081,093	2,049,055
3.50%, 5/1/56	862,423	817,415
3.50%, with due dates from 5/1/43 to 12/1/49	5,288,451	5,035,899
3.00%, with due dates from 2/1/43 to 8/1/51	22,476,908	20,753,623
3.00%, 12/1/30	915,588	890,108
2.50%, with due dates from 7/1/50 to 7/1/51	43,060,286	37,801,966
2.50%, 2/1/36	1,898,024	1,783,901
2.00%, 10/1/50	9,793,027	8,293,754
2.00%, with due dates from 10/1/27 to 8/1/28	2,347,867	2,228,129
Uniform Mortgage-Backed Securities
4.50%, TBA, 2/1/53	1,000,000	987,734
4.00%, TBA, 2/1/53	3,000,000	2,895,938
3.50%, TBA, 2/1/53	2,000,000	1,877,031
3.00%, TBA, 2/1/53	2,000,000	1,815,312
		98,017,004
Total U.S. government and agency mortgage obligations (cost $144,408,372)		$134,144,511

U.S. TREASURY OBLIGATIONS (12.8%)*	Principal amount	Value
U.S. Treasury Bonds
3.00%, 2/15/49	$2,120,000	$1,874,130
3.00%, 2/15/47	18,620,000	16,346,057
2.75%, 8/15/42 # ∆	31,400,000	26,851,434
1.875%, 2/15/51	12,090,000	8,329,349
1.25%, 5/15/50	10,760,000	6,322,761
U.S. Treasury Notes
2.75%, 8/15/32	1,610,000	1,514,909
2.75%, 2/15/28	6,260,000	6,008,866
2.25%, 11/15/27	13,420,000	12,605,619
1.75%, 12/31/24	11,900,000	11,364,035
1.625%, 5/15/31	18,490,000	16,087,022
1.625%, 9/30/26	26,320,000	24,427,222
1.625%, 2/15/26	26,380,000	24,688,309
1.50%, 2/15/30	18,070,000	15,862,072
1.375%, 11/15/31	8,390,000	7,073,491
1.125%, 2/28/25	27,490,000	25,849,191
0.625%, 10/15/24	6,150,000	5,777,637
Total U.S. treasury obligations (cost $240,537,138)		$210,982,104

George Putnam Balanced Fund 25

CORPORATE BONDS AND NOTES (14.4%)*	Principal amount	Value
Basic materials (1.0%)
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	$985,000	$960,210
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	1,480,000	1,499,108
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	289,000	282,883
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	750,000	646,063
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	1,539,000	1,400,658
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	76,000	74,955
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	1,525,000	1,389,621
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.125%, 3/12/24	344,000	339,948
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	1,998,000	1,693,070
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	1,600,000	1,500,327
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	625,000	604,295
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	204,000	151,332
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	356,000	295,060
Nutrien, Ltd. sr. unsec. notes 4.00%, 12/15/26 (Canada)	1,170,000	1,153,275
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	801,000	769,220
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	1,857,000	1,237,495
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	928,000	652,811
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	1,040,000	1,218,686
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	187,000	217,686
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	156,000	180,142
		16,266,845
Capital goods (0.6%)
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	1,045,000	914,177
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	1,225,000	1,107,367
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26	1,405,000	1,298,962
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46	310,000	221,801
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	1,848,000	1,797,549
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,619,000	1,537,448
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	164,000	143,832
Otis Worldwide Corp. sr. unsec. notes 2.293%, 4/5/27	662,000	606,924
Waste Connections, Inc. sr. unsec. bonds 4.20%, 1/15/33	325,000	315,720
Waste Connections, Inc. sr. unsec. notes 4.25%, 12/1/28	1,318,000	1,297,438
		9,241,218
Communication services (1.3%)
American Tower Corp. sr. unsec. notes 3.125%, 1/15/27 R	1,710,000	1,600,760
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	921,000	804,670
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	686,000	632,235
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	1,227,000	1,121,398

26 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Communication services cont.
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	$62,000	$45,364
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	1,634,000	1,321,207
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	1,107,000	903,923
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	132,000	121,669
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	274,000	229,674
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	1,055,000	1,037,851
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	65,000	43,183
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	1,618,000	1,281,120
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	921,000	792,286
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	289,000	268,159
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	637,000	606,343
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	458,000	437,059
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	549,000	523,830
Crown Castle, Inc. sr. unsec. notes 4.75%, 5/15/47 R	185,000	167,199
Crown Castle, Inc. sr. unsec. sub. bonds 3.30%, 7/1/30 R	890,000	809,022
Crown Castle, Inc. sr. unsec. sub. bonds 2.25%, 1/15/31	1,275,000	1,064,165
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	1,483,000	1,342,431
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	95,000	113,011
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	48,000	44,956
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,762,000	1,694,827
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	628,000	548,872
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	960,000	729,246
Verizon Communications, Inc. sr. unsec. notes 3.15%, 3/22/30	700,000	635,719
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	480,000	409,702
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,904,000	1,878,006
		21,207,887
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 8.099%, perpetual maturity	909,000	905,819
		905,819
Consumer cyclicals (1.1%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	995,000	936,544
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	919,000	803,098
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	654,000	625,280
Amazon.com, Inc. sr. unsec. unsub. bonds 2.70%, 6/3/60	1,542,000	1,009,580
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	579,000	493,276
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	255,000	250,859

George Putnam Balanced Fund 27

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Autonation, Inc. company guaranty sr. unsec. unsub. notes 3.80%, 11/15/27	$380,000	$357,213
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.45%, 4/1/27	630,000	606,364
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	1,255,000	1,259,961
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	27,000	23,750
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	287,000	276,450
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	175,000	171,123
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	800,000	831,611
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	252,000	225,939
General Motors Financial Co., Inc. sr. unsec. sub. notes 1.50%, 6/10/26	390,000	346,758
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	248,000	212,845
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	1,668,000	1,644,634
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	1,449,000	1,429,336
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	416,000	403,269
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	360,000	334,075
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	198,000	192,099
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	457,000	420,384
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	1,550,000	1,373,456
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	423,000	337,340
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	800,000	705,762
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	8,000	6,867
Walt Disney Co. (The) company guaranty sr. unsec. bonds 4.75%, 9/15/44	30,000	29,377
Warnermedia Holdings, Inc. 144A company guaranty sr. unsec. notes 3.755%, 3/15/27	2,386,000	2,236,200
		17,543,450
Consumer staples (0.7%)
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.90%, 2/1/46	1,009,000	984,866
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	660,000	532,205
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,107,687
Ashtead Capital, Inc. 144A notes 4.00%, 5/1/28	1,190,000	1,119,076
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	451,689	488,226
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	1,434,000	1,667,706
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	566,000	576,491
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	875,000	852,511

28 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Consumer staples cont.
GSK Consumer Healthcare Capital US, LLC company guaranty sr. unsec. unsub. notes 3.375%, 3/24/27	$740,000	$700,466
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds 3.20%, 5/1/30	187,000	169,013
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 2.55%, 9/15/26	810,000	755,580
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	215,000	209,454
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	648,000	672,254
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	1,660,000	1,647,766
		11,483,301
Energy (0.8%)
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	770,000	740,062
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	690,000	677,108
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.875%, 3/31/25	463,000	467,462
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	808,000	814,085
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	522,000	435,781
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	2,045,000	1,606,781
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	780,000	737,901
DT Midstream, Inc. 144A sr. bonds 4.30%, 4/15/32	560,000	514,432
EQT Corp. sr. unsec. notes 5.678%, 10/1/25	640,000	640,835
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	550,000	572,936
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	890,000	845,500
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	1,015,000	1,067,301
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	458,000	427,885
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	175,000	169,601
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	878,000	879,622
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	835,000	780,579
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	1,285,000	1,148,469
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 6.25%, 1/15/30	295,000	300,540
		12,826,880
Financials (5.4%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	2,190,000	1,838,744
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. notes 4.50%, 9/15/23 (Ireland)	915,000	909,958
Air Lease Corp. sr. unsec. notes Ser. MTN, 3.00%, 2/1/30	1,625,000	1,399,552
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	328,000	316,866

George Putnam Balanced Fund 29

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Financials cont.
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	$928,000	$821,077
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	725,000	798,476
American Express Co. sr. unsec. unsub. notes 3.375%, 5/3/24	1,450,000	1,425,043
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	1,265,000	1,015,203
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	1,555,000	1,462,735
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	920,000	709,513
Australia and New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	201,700
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	3,800,000	3,336,975
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,196,162
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	314,000	314,126
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.551%, 2/4/28	655,000	597,838
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	3,450,000	3,006,448
Bank of America Corp. unsec. sub. FRN (ICE LIBOR USD 3 Month + 0.76%), 5.529%, 9/15/26	275,000	271,589
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	648,588
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	390,000	357,051
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	5,000	3,601
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	808,000	773,435
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, perpetual maturity (France)	305,000	249,493
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	695,000	546,136
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	482,000	385,871
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	801,368
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,032,095
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	1,213,000	1,210,697
Capital One Financial Corp. sr. unsec. unsub. notes 3.75%, 3/9/27	1,146,000	1,101,609
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	227,000	222,122
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	1,580,000	1,442,382
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	9,472
Citigroup, Inc. sr. unsec. FRN 5.61%, 9/29/26	1,755,000	1,783,176
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,540,000	1,415,098
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	3,039,000	2,981,603
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	241,000	240,889
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	535,000	430,123
Cooperatieve Rabobank UA 144A sr. unsec. FRN 1.98%, 12/15/27 (Netherlands)	285,000	253,280
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	765,000	714,006
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	307,528
Credit Suisse AG sr. unsec. notes 4.75%, 8/9/24	600,000	588,035
Credit Suisse AG sr. unsec. notes 1.00%, 5/5/23	3,100,000	3,062,969

30 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Financials cont.
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	$443,000	$375,836
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	320,000	281,175
Credit Suisse Group AG 144A unsec. sub. notes 6.50%, 8/8/23 (Switzerland)	729,000	717,263
Deutsche Bank AG sr. unsec. unsub. FRN 2.222%, 9/18/24 (Germany)	1,315,000	1,287,249
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	1,035,000	914,755
Deutsche Bank AG/New York, NY unsec. sub. FRB 3.729%, 1/14/32 (Germany)	1,730,000	1,390,284
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	1,395,000	1,351,862
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,225,000	1,189,845
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	330,000	324,756
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	573,000	360,479
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	217,000	212,041
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	1,259,000	1,319,720
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	421,250
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	505,000	418,705
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	620,000	539,152
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	804,000	775,266
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	1,477,000	1,427,478
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	3,535,000	3,074,598
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 5.70%, 11/1/24	1,470,000	1,491,546
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	963,000	716,693
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	482,000	379,428
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	1,710,000	1,360,577
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	915,000	908,138
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	194,513
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,113,000	1,046,220
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (ICE LIBOR USD 3 Month + 1.00%), 5.606%, 5/15/47	664,000	524,560
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	195,000	177,694
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,710,000	1,463,503
JPMorgan Chase & Co. sr. unsec. unsub. FRN 3.782%, 2/1/28	2,088,000	2,006,999
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	105,000	97,071
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	735,000	529,058
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	315,000	309,825

George Putnam Balanced Fund 31

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Financials cont.
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	$1,422,000	$1,406,398
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	1,457,000	1,057,881
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	2,820,395
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,409,000	3,341,907
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	2,085,000	2,016,004
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	467,000	402,819
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	194,000	177,817
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,485,000	1,458,935
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	322,000	320,020
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	1,180,000	1,014,717
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds 4.436%, 4/2/24 (Japan)	412,000	406,586
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85%, 12/16/39	263,000	304,178
Toronto-Dominion Bank (The) sr. unsec. notes 4.108%, 6/8/27 (Canada)	734,000	722,025
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	580,000	555,765
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,616,425
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	1,815,000	1,450,464
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	760,000	735,929
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	285,000	263,324
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	580,000	577,216
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	610,000	562,344
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	1,095,000	1,263,057
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	670,000	583,195
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	597,000	429,817
		92,257,389
Health care (1.1%)
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	652,663
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	273,000	256,643
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	820,000	729,417
Bristol-Myers Squibb Co. sr. unsec. notes 2.75%, 2/15/23	3,100,000	3,097,893
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	1,008,000	1,002,452
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	496,540	466,470
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	600,000	538,514
GE Healthcare Holding, LLC 144A company guaranty sr. unsec. notes 5.65%, 11/15/27	675,000	699,369
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	143,000	143,167
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	458,000	460,698

32 George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Health care cont.
HCA, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 2/1/25	$475,000	$476,794
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	1,025,000	1,070,042
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	185,000	175,879
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	165,000	138,656
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	1,335,000	1,167,431
Thermo Fisher Scientific, Inc. sr. unsec. notes 4.80%, 11/21/27	1,650,000	1,694,142
UnitedHealth Group, Inc. sr. unsec. notes 2.95%, 10/15/27	1,450,000	1,368,105
UnitedHealth Group, Inc. sr. unsec. unsub. notes 5.25%, 2/15/28	1,855,000	1,933,890
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	565,000	498,179
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	1,210,000	1,182,075
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	306,000	259,066
		18,011,545
Technology (1.0%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	1,200,000	738,518
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	748,000	696,059
Apple, Inc. sr. unsec. notes 1.65%, 5/11/30	15,000	12,631
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	342,000	332,868
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	486,000	441,732
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	1,119,000	1,043,839
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	1,515,000	1,390,562
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	676,000	516,901
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	67,000	80,867
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	856,000	747,540
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	474,000	455,193
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	710,000	707,708
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,150,000	879,293
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	435,000	338,105
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	1,750,000	1,385,069
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	1,385,000	1,263,121
Salesforce, Inc. sr. unsec. bonds 3.05%, 7/15/61	1,463,000	1,009,135
Salesforce, Inc. sr. unsec. bonds 2.90%, 7/15/51	1,462,000	1,044,322
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	1,310,000	1,111,990
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	1,520,000	1,201,323
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	555,000	523,786
		15,920,562
Transportation (0.2%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	595,000	554,981
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	2,165,000	2,112,924
		2,667,905
Utilities and power (1.1%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	1,045,000	863,960
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	528,000	516,271

George Putnam Balanced Fund 33

CORPORATE BONDS AND NOTES (14.4%)* cont.	Principal amount	Value
Utilities and power cont.
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	$385,000	$327,734
Appalachian Power Co. sr. unsec. unsub. notes Ser. L, 5.80%, 10/1/35	560,000	576,149
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	264,000	229,540
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	610,000	647,053
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	255,000	227,572
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	520,000	474,054
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	280,000	267,561
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	490,000	572,574
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	416,000	407,432
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	2,076,000	1,733,834
Energy Transfer LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	478,247
Energy Transfer LP sr. unsec. unsub. notes 6.50%, 2/1/42	137,000	144,511
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	1,704,000	1,510,303
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	560,000	483,630
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	813,000	751,786
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	340,000	330,866
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	199,000	190,008
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. bonds 5.20%, 6/1/33	215,000	214,244
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	620,000	600,365
NRG Energy, Inc. 144A sr. notes 2.45%, 12/2/27	900,000	772,673
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	445,000	471,879
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	235,000	206,178
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	536,000	539,023
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	565,000	471,696
Pacific Gas and Electric Co. sr. notes 3.30%, 12/1/27	1,050,000	959,411
PacifiCorp sr. bonds 2.70%, 9/15/30	656,000	583,100
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	442,000	408,603
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	523,000	505,511
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (ICE LIBOR USD 3 Month + 2.11%), 6.719%, 5/15/67	1,945,000	1,654,417
		18,120,185
Total corporate bonds and notes (cost $257,354,784)		$236,452,986

34 George Putnam Balanced Fund

MORTGAGE-BACKED SECURITIES (0.8%)*	Principal amount	Value
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	$508,000	$483,154
Ser. 18-B2, Class A4, 4.009%, 3/10/51	1,749,000	1,681,912
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.298%, 12/10/44 W	241,000	238,349
FRB Ser. 14-CR18, Class C, 4.747%, 7/15/47 W	2,392,000	2,258,168
CSAIL Commercial Mortgage Trust Ser. 19-C17, Class AS, 3.278%, 9/15/52	1,066,000	923,571
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 6.206%, 11/25/28 (Bermuda)	261,538	260,712
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (ICE LIBOR USD 1 Month + 6.75%), 11.256%, 8/25/28	246,563	262,031
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (ICE LIBOR USD 1 Month + 1.25%), 5.756%, 7/25/29	60,142	59,926
REMICs Ser. 01-79, Class BI, IO, 0.247%, 3/25/45 W	276,895	1,717
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%, 11/10/23 (In default) †	194,241	19
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 12-C6, Class D, 4.964%, 5/15/45 W	714,640	703,135
Morgan Stanley Bank of America Merrill Lynch Trust Ser. 16-C28, Class A4, 3.544%, 1/15/49	3,360,000	3,188,637
Morgan Stanley Capital I Trust Ser. 18-L1, Class A4, 4.407%, 10/15/51 W	2,264,000	2,200,647
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D, 5.164%, 3/15/45 W	539,102	498,669
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	2,032,334	20
Total mortgage-backed securities (cost $15,162,374)		$12,760,667

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$271,563
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	350,000	448,967
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	285,030
Total municipal bonds and notes (cost $841,039)		$1,005,560

SHORT-TERM INVESTMENTS (3.1%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 4.60% [d]	12,148,151	$12,148,151
Putnam Short Term Investment Fund Class P 4.58% L	39,481,539	39,481,539
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.18% P	131,000	131,000
Total short-term investments (cost $51,760,690)		$51,760,690

TOTAL INVESTMENTS
Total investments (cost $1,490,552,199)	$1,661,223,593

George Putnam Balanced Fund 35

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
ICE	Intercontinental Exchange
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
REMICs	Real Estate Mortgage Investment Conduits
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2022 through January 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,646,414,466.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $914,703 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $656,087 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.

36 George Putnam Balanced Fund

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/23 (aggregate face value $69,400,468) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Canadian Dollar	Sell	4/19/23	$3,076,369	$3,023,973	$(52,396)
Barclays Bank PLC
	British Pound	Sell	3/15/23	7,624,944	7,557,069	(67,875)
	Canadian Dollar	Sell	4/19/23	1,948,609	1,915,803	(32,806)
	Euro	Sell	3/15/23	3,782,007	3,668,920	(113,087)
Citibank, N.A.
	Canadian Dollar	Sell	4/19/23	5,792,508	5,694,311	(98,197)
Goldman Sachs International
	Canadian Dollar	Sell	4/19/23	3,082,384	3,029,795	(52,589)
	Euro	Sell	3/15/23	3,936,680	3,817,895	(118,785)
HSBC Bank USA, National Association
	Danish Krone	Sell	3/15/23	2,790,937	2,672,665	(118,272)
	Hong Kong Dollar	Buy	2/15/23	2,586,100	2,587,712	(1,612)
	Hong Kong Dollar	Sell	2/15/23	2,586,100	2,603,573	17,473
	Hong Kong Dollar	Sell	5/17/23	2,594,103	2,595,890	1,787
JPMorgan Chase Bank N.A.
	Singapore Dollar	Buy	2/15/23	2,409,062	2,406,479	2,583
	Singapore Dollar	Sell	2/15/23	2,409,062	2,243,789	(165,273)
	Singapore Dollar	Sell	5/17/23	2,414,304	2,411,605	(2,699)
Morgan Stanley & Co. International PLC
	Canadian Dollar	Sell	4/19/23	3,083,512	3,030,446	(53,066)
State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/19/23	129,727	127,510	(2,217)
	Hong Kong Dollar	Buy	2/15/23	2,458,165	2,459,817	(1,652)
	Hong Kong Dollar	Sell	2/15/23	2,458,165	2,456,195	(1,970)
	Hong Kong Dollar	Sell	5/17/23	2,465,772	2,467,099	1,327
Toronto-Dominion Bank
	British Pound	Sell	3/15/23	2,515,447	2,465,013	(50,434)
UBS AG
	Canadian Dollar	Sell	4/19/23	2,987,251	2,936,432	(50,819)
	Euro	Sell	3/15/23	1,874,163	1,818,128	(56,035)
WestPac Banking Corp.
	British Pound	Sell	3/15/23	5,457,970	5,410,349	(47,621)
Unrealized appreciation						23,170
Unrealized (depreciation)						(1,087,405)
Total						$(1,064,235)
* The exchange currency for all contracts listed is the United States Dollar.

George Putnam Balanced Fund 37

FUTURES CONTRACTS OUTSTANDING at 1/31/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	58	$11,822,140	$11,861,000	Mar-23	$572,252
Unrealized appreciation					572,252
Unrealized (depreciation)					—
Total					$572,252

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$37,081,720	$—	$—
Capital goods	57,056,986	—	—
Communication services	19,801,867	—	—
Conglomerates	1,592,941	—	—
Consumer cyclicals	171,259,589	2,300,883	—
Consumer staples	69,932,615	—	—
Energy	54,736,582	6,460,690	—
Financials	101,434,510	21,895,034	—
Health care	154,805,844	—	—
Technology	258,629,245	—	—
Transportation	25,082,548	—	—
Utilities and power	32,046,021	—	—
Total common stocks	983,460,468	30,656,607	—
Corporate bonds and notes	—	236,452,986	—
Mortgage-backed securities	—	12,760,667	—
Municipal bonds and notes	—	1,005,560	—
U.S. government and agency mortgage obligations	—	134,144,511	—
U.S. treasury obligations	—	210,982,104	—
Short-term investments	131,000	51,629,690	—
Totals by level	$983,591,468	$677,632,125	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,064,235)	$—
Futures contracts	572,252	—	—
Totals by level	$572,252	$(1,064,235)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

38 George Putnam Balanced Fund

Statement of assets and liabilities 1/31/23 (Unaudited)

ASSETS
Investment in securities, at value, including $12,230,515 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,438,922,509)	$1,609,593,903
Affiliated issuers (identified cost $51,629,690) (Notes 1 and 5)	51,629,690
Cash	25,404
Foreign currency (cost $458) (Note 1)	460
Dividends, interest and other receivables	5,658,997
Receivable for shares of the fund sold	1,492,326
Receivable for investments sold	6,360,197
Receivable for variation margin on futures contracts (Note 1)	166,750
Unrealized appreciation on forward currency contracts (Note 1)	23,170
Prepaid assets	81,840
Total assets	1,675,032,737

LIABILITIES
Payable for investments purchased	4,823,071
Payable for purchases of TBA securities (Note 1)	7,418,935
Payable for shares of the fund repurchased	1,004,784
Payable for compensation of Manager (Note 2)	716,432
Payable for custodian fees (Note 2)	16,323
Payable for investor servicing fees (Note 2)	356,786
Payable for Trustee compensation and expenses (Note 2)	381,549
Payable for administrative services (Note 2)	3,113
Payable for distribution fees (Note 2)	365,707
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	131,000
Collateral on securities loaned, at value (Note 1)	12,148,151
Unrealized depreciation on forward currency contracts (Note 1)	1,087,405
Other accrued expenses	165,015
Total liabilities	28,618,271

Net assets	$1,646,414,466

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,524,149,950
Total distributable earnings (Note 1)	122,264,516
Total — Representing net assets applicable to capital shares outstanding	$1,646,414,466

(Continued on next page)

George Putnam Balanced Fund 39

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,171,252,953 divided by 57,559,297 shares)	$20.35
Offering price per class A share (100/94.25 of $20.35)*	$21.59
Net asset value and offering price per class B share ($5,152,527 divided by 257,386 shares)**	$20.02
Net asset value and offering price per class C share ($102,648,562 divided by 5,111,066 shares)**	$20.08
Net asset value and redemption price per class M share
($49,158,251 divided by 2,461,663 shares)	$19.97
Offering price per class M share (100/96.50 of $19.97)*	$20.69
Net asset value, offering price and redemption price per class R share
($1,127,088 divided by 55,644 shares)	$20.26
Net asset value, offering price and redemption price per class R5 share
($10,028 divided by 485 shares)†	$20.66
Net asset value, offering price and redemption price per class R6 share
($77,223,533 divided by 3,773,873 shares)	$20.46
Net asset value, offering price and redemption price per class Y share
($239,841,524 divided by 11,724,983 shares)	$20.46

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

40 George Putnam Balanced Fund

Statement of operations Six months ended 1/31/23 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $868,716 from investments in affiliated issuers) (Note 5)	$9,804,504
Dividends (net of foreign tax of $40,766)	7,094,803
Securities lending (net of expenses) (Notes 1 and 5)	25,070
Total investment income	16,924,377

EXPENSES
Compensation of Manager (Note 2)	4,247,656
Investor servicing fees (Note 2)	1,083,046
Custodian fees (Note 2)	27,126
Trustee compensation and expenses (Note 2)	35,819
Distribution fees (Note 2)	2,196,458
Administrative services (Note 2)	35,461
Other	296,585
Total expenses	7,922,151
Expense reduction (Note 2)	(8,342)
Net expenses	7,913,809

Net investment income	9,010,568

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(44,366,549)
Futures contracts (Note 1)	(2,477,812)
Foreign currency transactions (Note 1)	5,355
Forward currency contracts (Note 1)	2,383,404
Total net realized loss	(44,455,602)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	20,983,899
Assets and liabilities in foreign currencies	(284)
Forward currency contracts	(2,054,676)
Futures contracts	572,252
Total change in net unrealized appreciation	19,501,191

Net loss on investments	(24,954,411)

Net decrease in net assets resulting from operations	$(15,943,843)

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 41

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/23*	Year ended 7/31/22
Operations
Net investment income	$9,010,568	$13,279,901
Net realized gain (loss) on investments
and foreign currency transactions	(44,455,602)	47,924,842
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	19,501,191	(217,029,051)
Net decrease in net assets resulting from operations	(15,943,843)	(155,824,308)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(5,523,652)	(11,663,665)
Class B	(4,176)	(24,276)
Class C	(100,160)	(300,958)
Class M	(111,352)	(217,558)
Class R	(4,231)	(12,163)
Class R5	(54)	(228)
Class R6	(429,094)	(847,822)
Class Y	(1,428,776)	(3,249,483)
Net realized short-term gain on investments
Class A	—	(31,186,072)
Class B	—	(249,011)
Class C	—	(3,025,106)
Class M	—	(1,358,147)
Class R	—	(46,557)
Class R5	—	(479)
Class R6	—	(1,673,574)
Class Y	—	(6,877,015)
From net realized long-term gain on investments
Class A	(22,865,402)	(60,809,448)
Class B	(111,368)	(485,545)
Class C	(2,094,991)	(5,898,628)
Class M	(964,956)	(2,648,238)
Class R	(21,846)	(90,782)
Class R5	(190)	(934)
Class R6	(1,360,881)	(3,263,286)
Class Y	(4,635,978)	(13,409,433)
Increase (decrease) from capital share transactions (Note 4)	(20,403,993)	84,980,267
Total decrease in net assets	(76,004,943)	(218,182,449)

NET ASSETS
Beginning of period	1,722,419,409	1,940,601,858
End of period	$1,646,414,466	$1,722,419,409

*Unaudited.

The accompanying notes are an integral part of these financial statements.

42 George Putnam Balanced Fund

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George Putnam Balanced Fund 43

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
January 31, 2023**	$21.02	.11	(.28)	(.17)	(.10)	(.40)	(.50)	$20.35	(.76)*	$1,171,253	.48*	.56*	25*
July 31, 2022	24.62	.17	(1.93)	(1.76)	(.20)	(1.64)	(1.84)	21.02	(7.87)	1,225,429.94		.73	66
July 31, 2021	21.68	.16	4.19	4.35	(.16)	(1.25)	(1.41)	24.62	20.84	1,383,459.94		.68	93
July 31, 2020	20.63	.25	2.13	2.38	(.52)	(.81)	(1.33)	21.68	12.04	1,147,249.97		1.23	97
July 31, 2019	20.62	.28	1.37	1.65	(.28)	(1.36)	(1.64)	20.63	8.86	1,041,441.98		1.44	143
July 31, 2018	19.09	.23	1.53	1.76	(.23)	—	(.23)	20.62	9.28	1,004,781.99		1.18	179
Class B
January 31, 2023**	$20.68	.04	(.28)	(.24)	(.02)	(.40)	(.42)	$20.02	(1.13)*	$5,153	.86*	.19*	25*
July 31, 2022	24.27	(.01)	(1.89)	(1.90)	(.05)	(1.64)	(1.69)	20.68	(8.56)	7,078	1.69	(.04)	66
July 31, 2021	21.41	(.01)	4.12	4.11	—[f]	(1.25)	(1.25)	24.27	19.89	11,732	1.69	(.06)	93
July 31, 2020	20.38	.10	2.11	2.21	(.37)	(.81)	(1.18)	21.41	11.23	13,533	1.72	.49	97
July 31, 2019	20.39	.14	1.34	1.48	(.13)	(1.36)	(1.49)	20.38	8.02	14,844	1.73	.70	143
July 31, 2018	18.87	.08	1.52	1.60	(.08)	—	(.08)	20.39	8.49	17,258	1.74	.43	179
Class C
January 31, 2023**	$20.75	.04	(.29)	(.25)	(.02)	(.40)	(.42)	$20.08	(1.15)*	$102,649	.86*	.19*	25*
July 31, 2022	24.35	(.01)	(1.89)	(1.90)	(.06)	(1.64)	(1.70)	20.75	(8.57)	115,907	1.69	(.02)	66
July 31, 2021	21.48	(.02)	4.15	4.13	(.01)	(1.25)	(1.26)	24.35	19.90	128,300	1.69	(.07)	93
July 31, 2020	20.46	.09	2.12	2.21	(.38)	(.81)	(1.19)	21.48	11.20	86,199	1.72	.47	97
July 31, 2019	20.47	.13	1.36	1.49	(.14)	(1.36)	(1.50)	20.46	8.06	61,417	1.73	.68	143
July 31, 2018	18.95	.08	1.52	1.60	(.08)	—	(.08)	20.47	8.45	40,002	1.74	.43	179
Class M
January 31, 2023**	$20.63	.06	(.27)	(.21)	(.05)	(.40)	(.45)	$19.97	(.98)*	$49,158	.73*	.31*	25*
July 31, 2022	24.20	.05	(1.89)	(1.84)	(.09)	(1.64)	(1.73)	20.63	(8.36)	50,466	1.44	.22	66
July 31, 2021	21.34	.04	4.12	4.16	(.05)	(1.25)	(1.30)	24.20	20.20	59,887	1.44	.19	93
July 31, 2020	20.32	.15	2.09	2.24	(.41)	(.81)	(1.22)	21.34	11.46	54,871	1.47	.75	97
July 31, 2019	20.33	.18	1.35	1.53	(.18)	(1.36)	(1.54)	20.32	8.34	65,488	1.48	.94	143
July 31, 2018	18.82	.13	1.52	1.65	(.14)	—	(.14)	20.33	8.77	70,239	1.49	.68	179
Class R
January 31, 2023**	$20.92	.09	(.29)	(.20)	(.06)	(.40)	(.46)	$20.26	(.87)*	$1,127	.61*	.44*	25*
July 31, 2022	24.51	.11	(1.92)	(1.81)	(.14)	(1.64)	(1.78)	20.92	(8.10)	1,795	1.19	.47	66
July 31, 2021	21.60	.10	4.16	4.26	(.10)	(1.25)	(1.35)	24.51	20.50	2,001	1.19	.43	93
July 31, 2020	20.56	.20	2.12	2.32	(.47)	(.81)	(1.28)	21.60	11.76	1,113	1.22	.98	97
July 31, 2019	20.56	.23	1.36	1.59	(.23)	(1.36)	(1.59)	20.56	8.58	999	1.23	1.19	143
July 31, 2018	19.03	.18	1.53	1.71	(.18)	—	(.18)	20.56	9.02	838	1.24	.93	179

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 George Putnam Balanced Fund	George Putnam Balanced Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
January 31, 2023**	$21.31	.10	(.24)	(.14)	(.11)	(.40)	(.51)	$20.66	(.57)*	$10	.36*	.49*	25*
July 31, 2022	24.94	.20	(1.93)	(1.73)	(.26)	(1.64)	(1.90)	21.31	(7.68)	20.71		.86	66
July 31, 2021	21.89	.21	4.24	4.45	(.15)	(1.25)	(1.40)	24.94	21.11	21.71		.92	93
July 31, 2020	20.82	.29	2.17	2.46	(.58)	(.81)	(1.39)	21.89	12.33	223.72		1.41	97
July 31, 2019	20.79	.32	1.40	1.72	(.33)	(1.36)	(1.69)	20.82	9.17	16.72		1.56	143
July 31, 2018	19.24	.27[e]	1.56	1.83	(.28)	—	(.28)	20.79	9.60	14.73		1.30[e]	179
Class R6
January 31, 2023**	$21.13	.15	(.29)	(.14)	(.13)	(.40)	(.53)	$20.46	(.59)*	$77,224	.31*	.74*	25*
July 31, 2022	24.75	.24	(1.94)	(1.70)	(.28)	(1.64)	(1.92)	21.13	(7.60)	65,091.61		1.05	66
July 31, 2021	21.79	.23	4.21	4.44	(.23)	(1.25)	(1.48)	24.75	21.22	69,239.61		1.01	93
July 31, 2020	20.73	.32	2.15	2.47	(.60)	(.81)	(1.41)	21.79	12.42	46,529.62		1.56	97
July 31, 2019	20.71	.36	1.37	1.73	(.35)	(1.36)	(1.71)	20.73	9.27	29,859.62		1.80	143
July 31, 2018	19.17	.31	1.53	1.84	(.30)	—	(.30)	20.71	9.69	19,694.63		1.54	179
Class Y
January 31, 2023**	$21.12	.14	(.28)	(.14)	(.12)	(.40)	(.52)	$20.46	(.59)*	$239,842	.36*	.69*	25*
July 31, 2022	24.74	.22	(1.94)	(1.72)	(.26)	(1.64)	(1.90)	21.12	(7.68)	256,633.69		.97	66
July 31, 2021	21.78	.21	4.21	4.42	(.21)	(1.25)	(1.46)	24.74	21.13	285,962.69		.93	93
July 31, 2020	20.72	.30	2.15	2.45	(.58)	(.81)	(1.39)	21.78	12.32	192,044.72		1.45	97
July 31, 2019	20.70	.33	1.38	1.71	(.33)	(1.36)	(1.69)	20.72	9.15	104,828.73		1.68	143
July 31, 2018	19.16	.28	1.54	1.82	(.28)	—	(.28)	20.70	9.56	81,989.74		1.43	179

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46 George Putnam Balanced Fund	George Putnam Balanced Fund 47

Notes to financial statements 1/31/23 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2022 through January 31, 2023.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class M†	Up to 3.50%	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

48 George Putnam Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

George Putnam Balanced Fund 49

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

50 George Putnam Balanced Fund

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

George Putnam Balanced Fund 51

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,064,235 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $656,087 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $12,148,151 and the value of securities loaned amounted to $12,230,515.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

52 George Putnam Balanced Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,492,108,563, resulting in gross unrealized appreciation and depreciation of $280,142,478 and $111,519,431, respectively, or net unrealized appreciation of $168,623,047.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.262% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

George Putnam Balanced Fund 53

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$792,926	Class R	888
Class B	3,915	Class R5	8
Class C	72,572	Class R6	16,852
Class M	32,801	Class Y	163,084
		Total	$1,083,046

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $8,342 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,427, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,452,670
Class B	1.00%	1.00%	28,692
Class C	1.00%	1.00%	531,630
Class M	1.00%	0.75%	180,205
Class R	1.00%	0.50%	3,261
Total			$2,196,458

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $63,303 and no monies from the sale of class A and class M shares, respectively, and received $48 and $534 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $69 on class A redemptions.

54 George Putnam Balanced Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$378,487,380	$401,427,256
U.S. government securities (Long-term)	22,892,624	58,821,170
Total	$401,380,004	$460,248,426

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	2,041,635	$40,420,506	4,801,580	$111,126,092
Shares issued in connection with
reinvestment of distributions	1,370,061	27,164,295	4,236,158	98,997,950
	3,411,696	67,584,801	9,037,738	210,124,042
Shares repurchased	(4,161,937)	(82,638,056)	(6,917,445)	(155,961,978)
Net increase (decrease)	(750,241)	$(15,053,255)	2,120,293	$54,162,064

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	2,950	$55,419	24,499	$567,900
Shares issued in connection with
reinvestment of distributions	5,779	112,466	31,883	736,812
	8,729	167,885	56,382	1,304,712
Shares repurchased	(93,648)	(1,847,280)	(197,432)	(4,367,146)
Net decrease	(84,919)	$(1,679,395)	(141,050)	$(3,062,434)

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	308,287	$6,083,207	1,430,249	$32,810,526
Shares issued in connection with
reinvestment of distributions	112,220	2,192,123	397,085	9,211,540
	420,507	8,275,330	1,827,334	42,022,066
Shares repurchased	(895,988)	(17,497,627)	(1,509,560)	(33,433,169)
Net increase (decrease)	(475,481)	$(9,222,297)	317,774	$8,588,897

George Putnam Balanced Fund 55

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class M	Shares	Amount	Shares	Amount
Shares sold	107,455	$2,100,279	203,523	$4,599,997
Shares issued in connection with
reinvestment of distributions	55,373	1,076,308	183,505	4,223,800
	162,828	3,176,587	387,028	8,823,797
Shares repurchased	(146,912)	(2,858,174)	(415,491)	(9,190,288)
Net increase (decrease)	15,916	$318,413	(28,463)	$(366,491)

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	7,833	$150,983	12,808	$294,570
Shares issued in connection with
reinvestment of distributions	1,316	25,998	6,416	149,498
	9,149	176,981	19,224	444,068
Shares repurchased	(39,346)	(751,689)	(15,021)	(336,076)
Net increase (decrease)	(30,197)	$(574,708)	4,203	$107,992

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	12	244	69	1,641
	12	244	69	1,641
Shares repurchased	(458)	(10,000)	—	—
Net increase (decrease)	(446)	$(9,756)	69	$1,641

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,245,830	$25,033,643	1,020,489	$23,482,835
Shares issued in connection with
reinvestment of distributions	89,753	1,789,975	246,609	5,784,503
	1,335,583	26,823,618	1,267,098	29,267,338
Shares repurchased	(642,088)	(12,783,901)	(984,500)	(22,080,833)
Net increase	693,495	$14,039,717	282,598	$7,186,505

	SIX MONTHS ENDED 1/31/23		YEAR ENDED 7/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,756,744	$35,174,882	4,099,049	$95,377,912
Shares issued in connection with
reinvestment of distributions	303,379	6,048,795	1,001,255	23,482,467
	2,060,123	41,223,677	5,100,304	118,860,379
Shares repurchased	(2,484,554)	(49,446,389)	(4,510,332)	(100,498,286)
Net increase (decrease)	(424,431)	$(8,222,712)	589,972	$18,362,093

At the close of the reporting period, Putnam Investments, LLC owned 485 class R5 shares of the fund (100% of class R5 shares outstanding), valued at $10,028.

56 George Putnam Balanced Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/22	cost	proceeds	income	of 1/31/23
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$17,251,575	$61,837,549	$66,940,973	$251,831	$12,148,151
Putnam Short Term
Investment Fund**	33,250,005	165,079,729	158,848,195	868,716	39,481,539
Total Short-term
investments	$50,501,580	$226,917,278	$225,789,168	$1,120,547	$51,629,690

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

George Putnam Balanced Fund 57

The Covid–19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid–19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid–19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid–19 pandemic and its effects cannot be determined with certainty.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$62,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments, Receivables	23,170	Payables	1,087,405
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	572,252*	Unrealized depreciation	—
Total		$595,422		$1,087,405

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$2,383,404	$2,383,404
Equity contracts	(2,477,812)	—	(2,477,812)
Total	$(2,477,812)	$2,383,404	$(94,408)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(2,054,676)	$(2,054,676)
Equity contracts	572,252	—	572,252
Total	$572,252	$(2,054,676)	$(1,482,424)

58 George Putnam Balanced Fund

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George Putnam Balanced Fund 59

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Citigroup Global Markets, Inc.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$—	$166,750	$—	$—	$—	$—	$—	$166,750
Forward currency contracts#	—	—	—	—	—	19,260	2,583	—	—	1,327	—	—	—	23,170
Total Assets	$—	$—	$—	$—	$—	$19,260	$2,583	$166,750	$—	$1,327	$—	$—	$—	$189,920
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	52,396	213,768	98,197	—	171,374	119,884	167,972	—	53,066	5,839	50,434	106,854	47,621	1,087,405
Total Liabilities	$52,396	$213,768	$98,197	$—	$171,374	$119,884	$167,972	$—	$53,066	$5,839	$50,434	$106,854	$47,621	$1,087,405
Total Financial and
Derivative Net Assets	$(52,396)	$(213,768)	$(98,197)	$—	$(171,374)	$(100,624)	$(165,389)	$166,750	$(53,066)	$(4,512)	$(50,434)	$(106,854)	$(47,621)	$(897,485)
Total collateral received
(pledged)†##	$—	$(213,768)	$(23,432)	$—	$(123,233)	$(100,624)	$(117,158)	$—	$—	$(4,512)	$—	$(29,507)	$—
Net amount	$(52,396)	$—	$(74,765)	$—	$(48,141)	$—	$(48,231)	$166,750	$(53,066)	$—	$(50,434)	$(77,347)	$(47,621)
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$13,000	$—	$—	$—	$118,000	$—	$—	$—	$—	$—	$131,000
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(228,242)	$(23,432)	$—	$(123,233)	$(113,687)	$(117,158)	$—	$—	$(20,828)	$—	$(29,507)	$—	$(656,087)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $914,703.

60 George Putnam Balanced Fund	George Putnam Balanced Fund 61

Shareholder meeting results (Unaudited)

September 8, 2022 special meeting

A proposal to change an amendment to fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer, was approved on September 8, 2022 as follows:

Votes for	Votes against	Abstentions	Broker non-votes
35,670,237	1,255,638	2,527,599	12,842,651

All tabulations are rounded to the nearest whole number.

62 George Putnam Balanced Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Core Bond Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Health Care Fund	Mortgage Opportunities Fund
Global Technology Fund	Mortgage Securities Fund
Short Duration Bond Fund
Growth	Ultra Short Duration Income Fund
Growth Opportunities Fund
Small Cap Growth Fund	Tax-free Income
Sustainable Future Fund	Intermediate-Term Municipal Income Fund
Sustainable Leaders Fund	Short-Term Municipal Income Fund
Strategic Intermediate Municipal Fund
Value	Tax Exempt Income Fund
International Value Fund	Tax-Free High Yield Fund
Large Cap Value Fund
Small Cap Value Fund	State tax-free income funds:‡
California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

George Putnam Balanced Fund 63

Asset Allocation	Asset Allocation (cont.)
George Putnam Balanced Fund	Retirement Advantage Maturity Fund
Retirement Advantage 2065 Fund
Dynamic Asset Allocation Balanced Fund	Retirement Advantage 2060 Fund
Dynamic Asset Allocation Conservative Fund	Retirement Advantage 2055 Fund
Dynamic Asset Allocation Growth Fund	Retirement Advantage 2050 Fund
Retirement Advantage 2045 Fund
Multi-Asset Income Fund	Retirement Advantage 2040 Fund
Retirement Advantage 2035 Fund
Retirement Advantage 2030 Fund
Retirement Advantage 2025 Fund

Sustainable Retirement Maturity Fund
Sustainable Retirement 2065 Fund
Sustainable Retirement 2060 Fund
Sustainable Retirement 2055 Fund
Sustainable Retirement 2050 Fund
Sustainable Retirement 2045 Fund
Sustainable Retirement 2040 Fund
Sustainable Retirement 2035 Fund
Sustainable Retirement 2030 Fund
Sustainable Retirement 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

64 George Putnam Balanced Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Assistant Clerk,	Vice President,
	and Assistant Treasurer	Principal Financial Officer,
Principal Accounting Officer,
	Michael J. Higgins	and Assistant Treasurer
Vice President, Treasurer,
	and Clerk	Stephen J. Tate
Vice President and
	Jonathan S. Horwitz	Chief Legal Officer
Executive Vice President,
	Principal Executive Officer,	Mark C. Trenchard
	and Compliance Liaison	Vice President

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

SA021 332478 3/23

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 29, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 29, 2023